SUPPLEMENT DATED APRIL 25, 2007 TO THE PACIFIC LIFE FUNDS

PROSPECTUS DATED JULY 1, 2006, AS AMENDED AND RESTATED JANUARY 1, 2007

This supplement amends the Pacific Life Funds Class A, B, C and R Shares Prospectus dated July 1, 2006, as amended and restated January 1, 2007, as supplemented (Prospectus), and supersedes the information regarding the change in investment adviser presented in the supplement dated February 9, 2007. This supplement must be preceded or accompanied by the Prospectus. Remember to review the Prospectus for other important information. All changes described within this supplement are effective May 1, 2007.

All references to Pacific Life Insurance Company (Pacific Life) as investment adviser are replaced with Pacific Life Fund Advisors LLC (PLFA).

In the ABOUT THE MANAGERS section, the information listed for Pacific Life is replaced with the following:

Pacific Life Fund Advisors LLC (PLFA)
700 Newport Center Drive, Newport Beach, California 92660

Pacific Life Fund Advisors LLC (PLFA) is the investment adviser of Pacific Life Funds. PLFA is a recently-organized Delaware limited liability company and wholly-owned subsidiary of Pacific Life Insurance Company (Pacific Life). In its role as investment adviser, PLFA supervises the management of all of Pacific Life Funds and manages six funds directly: the Portfolio Optimization Funds and the PL Money Market Fund. For the other funds, PLFA and Pacific Life Funds have retained other managers, many of which have a worldwide market presence and extensive research capabilities.

PLFA, subject to review by the Pacific Life Funds’ board of trustees, has responsibility to oversee and monitor the performance of the other managers. Under an exemptive order from the SEC, PLFA and Pacific Life Funds can hire, terminate and replace the managers (except, as a general matter, managers affiliated with PLFA) without shareholder approval. Within 90 days of the hiring of any new manager, shareholders of the affected fund will be sent information about the change.

Each Pacific Life portfolio manager listed in the ABOUT THE MANAGERS section continues to hold the same position with Pacific Life, in addition to holding a similar position with PLFA.

In the FEES AND EXPENSES section, footnote number 4 on pages 23 and 25, relating to the expense cap, is replaced with the following:

[4]	To help limit fund expenses, PLFA has contractually agreed to reduce its fees or otherwise reimburse each fund for its operating expenses (including organizational expenses, but not including: any advisory fees, distribution and service (12b-1) fees; non 12b-1 service fees; interest; taxes (including foreign taxes on dividends, interest and gains); brokerage commissions and other transactional expenses; extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of each fund’s business) that exceed an annual rate based on a percentage of a fund’s average daily net assets. To the extent that the expense cap for a fund is lower than the administrative services fee of 0.35%, Pacific Life, as administrator, shall waive or reduce its fee to the level of the expense cap. The expense cap is 0.00% for the Portfolio Optimization Funds and 0.30% for the underlying funds through 6/30/08. Such reduction or reimbursement is subject to repayment to PLFA and/or Pacific Life, for a period of 3 years from the end of the fiscal year in which the reduction or reimbursement took place (the recoupment period may be adjusted prospectively upon supplement or revision to this prospectus), to the extent such expenses fall below the expense cap. Any amounts repaid to PLFA and/or Pacific Life will have the effect of increasing such expenses of the fund but not above the expense cap. There is no guarantee that PLFA and/or Pacific Life will continue to cap expenses after 6/30/08. If they do not, the Portfolio Optimization Funds would bear the sum of the total annual operating expenses applicable to such funds and the total annual operating expenses attributable to the underlying funds in which their Portfolio Optimization Fund invests, and each underlying fund would incur the total annual operating expenses applicable to that underlying fund.

Form No. PLFSUP507